                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNICIPAL ADVANTAGE FUND INC.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

    (5)  Total fee paid:


         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:


         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

    (3)  Filing Party:


         -----------------------------------------------------------------------

    (4)  Date Filed:


         -----------------------------------------------------------------------

                         MUNICIPAL ADVANTAGE FUND INC.


                          1345 Avenue of the Americas
                           New York, New York 10105


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                               January 12, 2001


To the Stockholders:

     The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Monday, February 26, 2001, at 11:00 a.m., for the purposes of considering and voting upon:

     1.   The election of directors (Proposal 1).

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 2001 (Proposal 2).

     3.   Any other business that may properly come before the meeting.

     The close of business on December 29, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.


                                       By Order of the Board of Directors,


                                   /s/ Newton B. Schott, Jr.
                                       ----------------------------------------
                                       Newton B. Schott, Jr.
                                       Executive Vice President and Secretary


--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.


   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION



CORPORATE ACCOUNTS                            VALID SIGNATURE

(1) ABC Corp. ..............................  ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp. ..............................  John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer ......  John Doe

(4) ABC Corp. Profit Sharing Plan ..........  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..............................  Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d/ 12/28/78 ...  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ..........  John B. Smith

(2) John B. Smith ..........................  John B. Smith, Jr., Executor

                         MUNICIPAL ADVANTAGE FUND INC.

                          1345 Avenue of the Americas
                            New York, New York 10105

                          --------------------------
                                PROXY STATEMENT
                          --------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Monday, February 26, 2001, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 12, 2001. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 IS AVAILABLE, FREE OF CHARGE, BY CONTACTING THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-223-2413. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on December 29, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     PIMCO Advisors L.P. ("PIMCO Advisors" or the "Investment Manager"), whose principal business address is 800 Newport Center Drive, Newport Beach, CA 92660, is the Fund's investment manager. OpCap Advisors ("OpCap"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser and administrator.

                             SUMMARY OF PROPOSALS

            PROPOSAL               CLASS OF STOCKHOLDER SOLICITED
            --------               ------------------------------
1. Election of Directors:
     Robert E. Connor              Holders of Preferred Stock
     Wendy W. Luers                Holders of Preferred Stock
                                   and Common Stock

2. Ratification of Selection of
     Independent Accountants       Holders of Preferred Stock and
                                   Common Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class I Directors to hold office until the 2004 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The terms of office of the Class II and Class III Directors expire at the Annual Meetings of Stockholders in 2002 and 2003, respectively, or thereafter, in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Under the Fund's Charter and the Investment Company Act of 1940, as amended ("1940 Act"), the holders of the shares of the Fund's Preferred Stock and Common Stock, voting together as a single class, will vote on whether to elect Ms. Luers as a director of the Fund, and the holders of the shares of the Fund's Preferred Stock only will vote on whether to elect Mr. Connor as a director of the Fund.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he or she will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Robert E. Connor is currently a member of the Board of Directors of the Fund. Mr. Connor was elected to the Board of Directors by the directors of the Fund effective February 24, 2000.

     The following table provides information concerning each nominee for election as a director:

                                                                     COMMON STOCK              PREFERRED STOCK
                                                                 BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                               DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                                 ON DECEMBER 29, 2000       ON DECEMBER 29, 2000
                                                              -------------------------   ------------------------
   NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR
       DURING THE PAST FIVE YEARS           SINCE      AGE            SHARES (A)                 SHARES (A)
---------------------------------------   ----------  -----           ----------                 ----------
CLASS I NOMINEES TO SERVE UNTIL 2004
ANNUAL MEETING OF STOCKHOLDERS
Robert E. Connor, Member of Audit           2000       66               -0-                         -0-
 Committee; Senior Officer, Corporate
 Communications, Travelers/Smith
 Barney Inc.

Wendy W. Luers, Founder and                   --       60               -0-                         -0-
 President, The Foundation for a Civil
 Society, New York, Prague, Bratislava
 (a non-profit foundation which
 sponsors various organizations and
 programs in the Czech and Slovak
 Republics); Presidential Appointee to
 the National Council on the Arts
 (1988-1996).

     The following table provides information concerning the directors serving until the 2002 and 2003 Annual Meetings of Stockholders:



                                                                     COMMON STOCK              PREFERRED STOCK
                                                                 BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                               DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                                 ON DECEMBER 29, 2000       ON DECEMBER 29, 2000
                                                              -------------------------   ------------------------
  DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR
       DURING THE PAST FIVE YEARS           SINCE      AGE            SHARES (A)                 SHARES (A)
---------------------------------------   ----------  -----           ----------                 ----------
CLASS II DIRECTORS TO SERVE UNTIL 2002
 ANNUAL MEETING OF STOCKHOLDERS
Raymond D. Horton, Member of Audit        1994         61               -0-                         -0-
 Committee; Professor, Columbia
 University Graduate School of
 Business; President, Citizens Budget
 Commission, Inc. (1986-1998).

Stephen J. Treadway*, Chairman;           1997        53                -0-                         -0-
 Executive Vice President of PIMCO
 Advisors L.P. and Chairman and
 President of PIMCO Funds
 Distributors LLC and its predecessor;
 formerly, employed by Smith Barney
 Inc. for over 18 years, serving in
 various senior officer positions.

----------
* "Interested person" as defined in the 1940 Act because of a relationship with PIMCO Advisors, the Fund's investment manager.

                                                                COMMON STOCK              PREFERRED STOCK
                                                            BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                          DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                            ON DECEMBER 29, 2000       ON DECEMBER 29, 2000
                                                         -------------------------   ------------------------
  DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR
       DURING THE PAST FIVE YEARS           SINCE      AGE            SHARES (A)                 SHARES (A)
---------------------------------------   ----------  -----           ----------                 ----------
 CLASS III DIRECTOR SERVING UNTIL 2003
    ANNUAL MEETING OF STOCKHOLDERS
Jeswald W. Salacuse, Member of Audit        1994       62                282                         -0-
 Committee; Henry J. Braker
 Professor of Commercial Law, The
 Fletcher School of Law & Diplomacy,
 Tufts University (1990-Present);
 Dean, The Fletcher School of Law &
 Diplomacy, Tufts University
 (1986-1994).

----------
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

     Each of Messrs. Connor, Salacuse and Treadway serves as a director of certain other U.S. registered investment companies, as described below. Mr. Connor serves as a trustee for one other investment company advised by PIMCO Advisors. Mr. Salacuse is a director of six other registered investment companies co-advised by PIMCO Advisors and Salomon Brothers Asset Management Inc ("SBAM"), four other registered investment companies advised by SBAM, two other registered investment companies advised by Advantage Advisers, Inc. and of one other registered investment company advised by CIBC Oppenheimer Advisers, L.L.C. Mr. Treadway is a director of six other registered investment companies advised by both PIMCO Advisors and SBAM and of one other investment company advised by PIMCO Advisors.

     At December 29, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 6,744,705 shares of Common Stock equal to approximately 93% of the outstanding shares of Common Stock of the Fund and 1,100 shares of Preferred Stock equal to 100% of the outstanding shares of Preferred Stock of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Treadway, the current executive officers of the Fund are:

                                                                       OFFICER
NAME                                       OFFICE              AGE      SINCE
----                                       ------              ---      -----
  Bernard H. Garil                        President             60      1997

  Matthew Greenwald               Executive Vice President      46      1997

  Newton B. Schott, Jr.           Executive Vice President      58      1997
                                        and Secretary                   2001

  Brian S. Shlissel                       Treasurer             36      1999

     Mr. Garil is an employee of PIMCO Advisors. Previously, he was a Managing Director of Oppenheimer Capital. Mr. Greenwald is Senior Vice President and Portfolio Manager of Oppenheimer Capital. Mr. Schott has served as Senior Vice President of PIMCO Advisors Mutual Fund Division since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. Mr. Schott served as Assistant Secretary of the Fund from February 1999 to January 2001. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors. Mr. Shlissel has been a Vice President of PIMCO Advisors since July 1999. He currently serves as Treasurer of OCC Accumulation Trust, OCC Cash Reserves and Fixed Income SHares and served as Assistant Treasurer of the Fund from September 1999 to February 2000. From 1993 to 1999, Mr. Shlissel was a Vice President with Mitchell Hutchins Asset Management. From 1997-1999, Mr. Shlissel was Treasurer and Secretary of Jardine Fleming India Fund, Inc, From 1998-1999, Mr. Shlissel was Assistant Treasurer of PaineWebber PACE Select Advisors Trust.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of PIMCO Advisors, OpCap or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Connor, Horton and Salacuse are members of the Audit Committee. The Audit Committee convened twice during the fiscal year ended October 31, 2000. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in May 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on

Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2000. The Fund has no nominating or compensation committees.

     During the fiscal year ended October 31, 2000, the Board of Directors met five times. With the exception of Mr. Treadway, each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by PIMCO Advisors during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2000 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. No remuneration was paid during the fiscal year ended October 31, 2000 by the Fund to Mr. Treadway, who was a director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with PIMCO Advisors.




                             AGGREGATE         TOTAL COMPENSATION FROM OTHER
                         COMPENSATION FROM        FUNDS ADVISED BY PIMCO
   NAME OF DIRECTOR             FUND                     ADVISORS                TOTAL COMPENSATION
---------------------   -------------------   ------------------------------   ----------------------
                                                     Directorships (A)           Directorships (A)
Robert E. Connor               $6,550                   $ 2,000(1)                  $ 8,550(2)
Raymond D. Horton              $8,500                   $     0                     $ 8,500(1)
Jeswald W. Salacuse            $8,500                   $44,600(4)                  $53,100(5)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, the Fund's investment advisers and their respective directors and certain officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 2000.

REQUIRED VOTE

     Election of Ms. Luers as a director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. Election of Mr. Connor as a director requires the affirmative vote of the holders of a plurality of the shares of the Preferred Stock of the Fund present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending October 31, 2001. The appointment of independent accountant is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PwC that at October 31, 2000, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be available at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of PwC as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock and Preferred Stock of the Fund, voting together as a single class, present in person or represented by proxy at the Annual Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in the year 2002, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 16, 2001. Any stockholder who desires to bring a proposal at the Fund's year 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from November 28, 2001 to December 28, 2001.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of PIMCO Advisors and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Georgeson Shareholder Communications Inc. will provide certain services in connection with the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500 plus disbursements.

January 12, 2001

                                                                      Exhibit A


                         MUNICIPAL ADVANTAGE FUND INC.


                            AUDIT COMMITTEE CHARTER


STATEMENT OF POLICY
-------------------

     The Audit Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Audit Committee shall also act as a liaison between the Fund's independent accountants and the Board of Directors.

     The Audit Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Directors and the Audit Committee.

MEMBERSHIP
----------

     The Audit Committee shall be comprised of as many directors as the Board of Directors shall determine, but in any event no less than three. No member shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Audit Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual Section 303.01, and shall be free of any relationship that, in the judgment of the Board of Directors, may interfere with the exercise of his or her independent judgment.

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Directors in its business judgment under the NYSE listing requirements.

     At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment under the NYSE listing requirements.

RESPONSIBILITIES AND DUTIES
---------------------------

     The Audit Committee policies and procedures shall remain flexible to facilitate the Audit Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

     The Audit Committee shall:

     1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard No. 1.(1)

     3. Engage in a dialog with the independent accountants and the Board of Directors concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

     4. Review the fees charged by the independent accountants for audit and other services.

     5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits including the form of any opinion proposed to be rendered to the Board of Directors and stockholders.

     6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards No. 61.(2)

     7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

     8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

     9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

     10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

     11. Provide a statement whether, based on its review of the Fund's audited financial statements,(1) the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.


----------
     (1) ISB Standard No. 1 generally requires, among other things, that an auditor (i) disclose to the Audit Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

     (2) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions, (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

     12. Report to the Board of Directors regularly on the Audit Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

     13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors.

     14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies, practices or its internal controls.

     15. Perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

MEETINGS
--------

     The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT
------------------------------------------------

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Fund.

Dated: May 22, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MVFCM--PS--01

                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 26, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Stephen J. Treadway, Bernard H. Garil and Newton
B. Schott, Jr. and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 26, 2001, at 11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 12, 2001, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (INCLUDING THE NOMINEE FOR DIRECTOR) AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
--------------------------------------------------------------------------------


                                         ---------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

[X] PLEASE MARK VOTES AS
    IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card                                                    [ ]

Mark box at right if you plan to attend the meeting.                         [ ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING THE
                           NOMINEE FOR DIRECTOR) AND 2

                                                 For the     Withhold
                                                 Nominee
1. Election of Director.                           [ ]          [ ]

                                CLASS I TO SERVE
                             UNTIL YEAR 2004 ANNUAL
                            MEETING OF STOCKHOLDERS:
                                 WENDY W. LUERS

                                                   For     Against    Abstain
2. The ratification of the selection of            [ ]       [ ]        [ ]
   PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending October 31, 2001.

3. Any other business that may properly come before the meeting.



Please be sure to sign and date this Proxy.           Date
                                                          ----------------------


---------------------------------------  ---------------------------------------
Stockholder                              Co-owner sign
sign here                                here

                          MUNICIPAL ADVANTAGE FUND INC.
                                 PREFERRED STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 26, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Stephen J. Treadway, Bernard H. Garil and Newton
B. Schott, Jr. and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 26, 2001, at 11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 12, 2001, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (INCLUDING THE NOMINEES FOR DIRECTOR) AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
--------------------------------------------------------------------------------


                                         ---------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

[X] PLEASE MARK VOTES AS
    IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------

                                    PREFERRED STOCK
Mark box at right if an address change or comment has been noted on the
reverse side of this card                                                    [ ]

Mark box at right if you plan to attend the meeting.                         [ ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL
                          NOMINEES FOR DIRECTOR) AND 2

                                                  For All      With-    For All
                                                  Nominees     hold     Except
 1.  Election of Directors.                         [ ]         [ ]       [ ]

                                CLASS I TO SERVE
                             UNTIL YEAR 2004 ANNUAL
                            MEETING OF STOCKHOLDERS:
                                ROBERT E. CONNOR;
                                 WENDY W. LUERS

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above.

                                                   For      Against    Abstain
2.  The ratification of the selection of           [ ]        [ ]        [ ]
    PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending October 31, 2001.

3. Any other business that may properly come before the meeting.


Please be sure to sign and date this Proxy.           Date
                                                          ----------------------


---------------------------------------  ---------------------------------------
Stockholder                              Co-owner sign
sign here                                here